                                                                 Exhibit 10.60

                           SECOND AMENDMENT TO LEASE



     This Second Amendment to Lease (the "Amendment") is entered into as of
July  15  , 1996, (the "Effective Date"), by and between LAKESHORE TOWERS
     -----
LIMITED PARTNERSHIP, PHASE I, a California limited partnership ("Landlord"), and Information Management Associates, Inc., a Connecticut corporation ("Tenant"), with reference to the following facts:

A. Landlord and Tenant entered into that certain Full Service Office Lease dated November 4, 1994 ( the "Lease"), as amended by that certain First Amendment to Lease dated January 26, 1995 (as amended, the "Lease"), pursuant to which Tenant leases from Landlord those certain premises located on the eleventh floor of the Building at 18101 Von Karman Avenue, Irvine, California, as more particularly described in the Lease (the "Premises").

B. Landlord and Tenant mutually desire to amend the Lease in order to, among other things, extend the Term of the Lease and to expand the Premises to include additional space on the twelfth floor of the Building.

C. The purpose of this Amendment is to provide for certain modifications to the Lease in connection with, among other things, the extension of the Term and expansion of the Premises.

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

    1.  Extension of Term.
        -----------------

        Landlord and Tenant agree that as of the Effective Date, the original Term of the Lease shall be extended for (12) months from January 20, 2000 until January 19, 2001. Accordingly, Item "6" of the Basic Lease Provisions is amended and restated in full to read as follows:

        6.  "Term" means seventy-two (72) months.

        The "Option" set forth in Section 2.C. of the Lease shall remain in full force and effect to provide that Tenant shall have the right to extend the Term for an additional one (1) year period beyond January 19, 2001, and an additional four (4) year period beyond January 19, 2002.

    2.  Expansion Space.
        ---------------

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord approximately four thousand one hundred sixty-five (4,165) rentable square feet and three thousand three hundred sixty-eight (3,368) usable square feet located on the twelfth floor of the Building, as more particularly identified and shown on Schedule "1" attached hereto and incorporated herein by this reference (the
   ------------
"Expansion Space"). Except as otherwise provided for herein, the Expansion Space is leased to Tenant subject to all the terms, covenants and conditions set forth in the Lease Accordingly, from and after the "Expansion Space Commencement Date" (as that term is defined hereinbelow), the Lease is hereby amended to provide that the term "Premises", as such term is defined in Item "5" of the Basic Lease Provisions, shall mean and include, collectively, the original Premises and the Expansion Space for a total of twenty-six thousand three (26,003) rentable square feet and twenty-two thousand nine hundred two (22,902) usable square feet.

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

    3.  Expansion Space Monthly Rental.
        ------------------------------

        Effective as of the Expansion Space Commencement Date, the Expansion Space Monthly Rental payable by Tenant under the Lease shall be the following amounts:

                   Months                               Monthly Rental
                From Expansion                             Rate Per              Expansion Space
               Space Commencement                          Rentable                 Monthly
                     Date                                 Square Foot                Rental
               ------------------                       --------------           ---------------
                       1 - 2                                  $0.00                 $    0.00
                       3 - end of lease term                  $1.75                 $7,288.75

        If the Expansion Space Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis based upon a thirty (30) day calendar month.

    4.  Monthly Rental.
        --------------

        Landlord and Tenant agree that as of the Expansion Space Commencement Date, the term "Monthly Rental" as defined in Item "8" of the Basic Lease Provisions, for the entire premises including Expansion Space, shall be amended to mean as follows:



               Months from                          Total
            Lease Commencement                     Monthly
                   Date                             Rental
            ------------------                   -----------
                    20                            $36,155.59
                  21 - 24                         $42,229.55
                  25 - 30                         $41,137.65
                  31 - 60                         $43,321.45
                  61 - 72                         $45,505.25

    5.  Expansion Space Commencement Date.
        ---------------------------------

        Tenant shall commence leasing from Landlord the Expansion Space on the date that Landlord has substantially completed all Expansion Improvements to the Expansion Space required to be constructed by Landlord pursuant to Schedule C-l
                                                                   ------------
attached hereto, and has tendered possession of the Expansion Space to Tenant ready for occupancy or on such earlier date as Tenant takes possession of or commences use of the Expansion Space for any purpose (the "Expansion Space Commencement Date"). The term for the leasing of the Expansion Space shall continue thereafter until January 19, 2001, which is coterminous with the Term of the original Premises. Notwithstanding anything herein to the contrary, if the completion of the Tenant Improvements to the Expansion Space is delayed by a Tenant Delay, then the Expansion Space Commencement Date and Tenant's obligation to commence the payment of Monthly Rental for the Expansion Space shall not be delayed for the period of any such Tenant Delay.

    6.  Tenant's Proportionate Share.
        ----------------------------

        Landlord and Tenant agree that commencing on the Expansion Space Commencement Date and continuing thereafter until the expiration of the Lease, Tenant's Proportionate Share shall be adjusted in order to reflect the total square footage of the Expansion Space. Accordingly, from and after the Expansion Space Commencement Date, the Lease is hereby amended to provide that the term "Tenant's Proportionate Share" as such term in defined in Item "10" of the Basic Lease provisions means seven and 226/1000ths percent (7.226%).

    7.  Parking.
        -------

        Effective as of the Expansion Space Commencement Date, the number of parking spaces allocated to Tenant under Item "12" of the Basic Lease Provisions shall be increased to eighty-six (86) from seventy-two (72). The Monthly Parking Charge for all parking spaces allocated to Tenant shall be as follows:


        Non-Reserved               Reserved               Designated Reserved
        ------------               --------               -------------------
     $20.00 per stall           $50.00 per stall            $75.00 per stall


    8.  Conflict or Inconsistency.
        -------------------------

        In the event there is any conflict or inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Lease, the terms and conditions of this Amendment shall govern and control the rights and obligations of the parties.

    9.  Defined Terms.
        -------------

        Any term commencing with an initial capital letter which is not otherwise defined herein shall have the same meaning in this Amendment as such term has in the Lease.

    10. Effect of Amendment.
        -------------------

        Except as modified herein, all other terms and conditions of the Lease shall remain unmodified and in full force and effect.



        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


"TENANT"                               "LANDLORD"
Information Management                 LAKESHORE TOWERS LIMITED PARTNERSHIP
Associates, Inc.,                      PHASE I, a California
a Connecticut corporation              limited partnership


By:    /s/ Gary R. Martino              By: BIRTCHER LAKESHORE, LTD., a
   ------------------------------           California limited partnership,
Its:  Chief Financial Officer               General Partner
     ----------------------------
Date:  7/10/96                               By: BIRTCHER LAKESHORE CORPORATION,
                                                 a California corporation,
                                                 General Partner

                                                 By: /s/ Baron R. Birtcher
                                                    -------------------------
                                                    Baron R. Birtcher
                                                    President



                                                 By:
                                                    ------------------------


                       SIGNATURES CONTINUED ON NEXT PAGE

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                                      By:  SKIPPER REALTY CORPORATION,
                                           a Delaware corporation,
                                           General Partner



                                         By: [SIGNATURE APPEARS HERE]
                                            ---------------------------------
                                         Its:
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                                         By:
                                            ---------------------------------
                                         Its:
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